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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        ---------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2004


                             CORRPRO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


             001-12282                           34-1422570
      (Commission File Number)      (I.R.S. Employer Identification No.)


                              1090 Enterprise Drive
                                Medina, OH 44256
          (Address of principal executive offices, including ZIP code)


                                 (330) 723-5082
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 10, 2004, the registrant issued a press release announcing that Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services for institutional and corporate clients worldwide, had issued a formal recommendation to its institutional clients holding shares of the registrant to vote in favor of the proposals of management relating to registrant's plan of refinancing and recapitalization, as more fully discussed in the registrant's Proxy Statement filed on February 17, 2004. A more detailed description of the recommendation of ISS is contained in the full press release, attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

Exhibit No.       Description
-----------       -----------
  99.1            Press Release dated March 10, 2004, issued by
                  Corrpro Companies, Inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 10, 2004


                                           CORRPRO COMPANIES, INC.



                                           By:   /s/ John D. Moran
                                                -----------------------------
                                           Name:  John D. Moran
                                           Title:  Senior Vice President




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                                  EXHIBIT LIST

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated March 10, 2004, issued by
                  Corrpro Companies, Inc.





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